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                                                                    EXHIBIT 10.2

LaSalle Bank, N.A.

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                                                                   LASALLE BANKS

135 South LaSalle Street
Chicago, Illinois 60603
(312) 904-8101
FAX: (312)904-4364

David E. Heise
Assistant vice President

                                                                  March 30, 2000



Mr. Richard P. Brandstatter
Vice President - Finance
Heartland Technology, Inc.
547 W. Jackson Boulevard
Chicago, IL 60661

Re:  Covenant Waiver for Solder Station One, Inc. for December 31, 1999
Violation

Dear Rick:

Please be advised that LaSalle Bank National Association ("LBNA") has received your covenant waiver request letter dated March 22, 2000. LBNA hereby grants Solder Station One, Inc.'s waiver request as it pertains to sections 11.2(f)(ii), 11.2(f)(iii), and 11.2(f)(iv) of the Loan Agreement. All other conditions remain changed and in full force and effect.

This waiver applies to the covenant violations that occurred solely for the period ended 12/31/99 and its effective through January 1, 2001.

Sincerely,

LASALLE BANK NATIONAL ASSOCIATION



By: /s/ David E. Heise
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        David E. Heise